Exhibit 99.1

CAESARS ENTERTAINMENT ENTERS INTO AGREEMENT TO BE ACQUIRED

BY FERTITTA ENTERTAINMENT

Caesars Entertainment shareholders to receive $31.00 per share in cash,

representing a 49% premium to the unaffected share price1

Combination creates dynamic hospitality company across industry leading iconic gaming, digital and restaurant platforms

Caesars Board of Directors has approved the transaction;

recommends shareholders approve transaction

LAS VEGAS and RENO, Nev. (May 28, 2026) – Caesars Entertainment, Inc. (NASDAQ: CZR) (“Caesars”) announced today that it entered into a definitive agreement to be acquired by Fertitta Entertainment, Inc. (“Fertitta Entertainment”) in an all-cash transaction valued at approximately $17.6 billion, including the assumption of approximately $11.9 billion of Caesars’ outstanding debt.

Under the terms of the agreement, Caesars shareholders will receive $31.00 in cash for each outstanding Caesars share. The consideration represents a 49% premium over Caesars’ unaffected share price as of February 25, 2026 (the last trading day before rumors of a potential transaction) and a 46% premium over the unaffected 30-day Volume-Weighted Average Price (“VWAP”) as of the same date.

The Board of Directors of Caesars Entertainment has approved the transaction and recommends that Caesars shareholders adopt and approve the merger agreement. The Board, after detailed consideration with the assistance of its outside financial and legal advisors, determined that the immediate cash premium offered by this transaction is compelling for Caesars shareholders, and its approval of this transaction underscores its commitment to drive and deliver value for shareholders.

Fertitta Entertainment brings a proven operating model with a track record of successfully integrating and growing leading hospitality and entertainment businesses. The transaction positions Caesars to continue executing on the strategy that has made it the leading casino-entertainment company in the United States. Caesars Entertainment Chief Executive Officer, Tom Reeg; Chief Financial Officer, Bret Yunker; President and Chief Operating Officer, Anthony Carano; as well as other members of the corporate management team and property-level management and personnel are expected to remain in their roles and continue to lead the Caesars Entertainment operations at the combined company. Together, Caesars and Fertitta Entertainment have a shared commitment to operational excellence, customer service, and disciplined growth, with employees and guests remaining at the heart of the business.

[1]	As of February 25th, 2026.

The combination of Caesars and Fertitta Entertainment brings together two iconic and highly complementary platforms to create a dynamic suite of gaming, entertainment, and restaurant brands. The combined company will offer guests an even broader array of destinations and experiences, all connected by the Caesars Rewards loyalty network. On a combined basis, guests will enjoy access to an expansive suite of diversified offerings – 60 casino resorts and gaming facilities, online gaming including sports betting, iCasino, and Poker through Caesars’ leading digital platform, retail sports betting at over 200 third-party locations through the William Hill brand, and over 600 Fertitta Entertainment outlets, including Landry’s full-service restaurants, plus multiple amusement, entertainment and aquarium venues.

Transaction Details

The proposed transaction is not subject to a financing condition. The transaction will be financed through a combination of equity contributed by Fertitta Entertainment, assumed Caesars’ debt, and new committed debt financing arranged by a group consisting of 10 banks.

The transaction is subject to the approval of Caesars Entertainment shareholders and the satisfaction of customary closing conditions, including applicable regulatory approvals. In addition, the Carano family, which owns approximately 5% of the outstanding shares of Caesars Entertainment common stock, has agreed to roll a portion of their equity interests into Fertitta Entertainment. Upon completion of the transaction, shares of Caesars Entertainment common stock will no longer be listed on NASDAQ.

The agreement includes a “go-shop” period through July 11, 2026, during which time Caesars and its financial and legal advisors may solicit, consider and negotiate alternative acquisition proposals from third parties. Prior to a vote of the shareholders of Caesars, the Caesars Board of Directors will have the right to cause the company to terminate the agreement to enter into an alternative transaction providing for a superior proposal, subject to the terms and conditions of the definitive agreement. There can be no assurance that this process will or will not result in a superior proposal. Caesars does not intend to disclose updates on this process unless and until it determines that such disclosure is appropriate or required.

Advisors

PJT Partners is serving as exclusive financial advisor, Latham & Watkins LLP is serving as legal counsel, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as antitrust counsel to Caesars Entertainment. Freshfields is serving as counsel to the Carano family. Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC are serving as financial advisors and White & Case LLP is serving as legal counsel to Fertitta Entertainment.

About Caesars Entertainment, Inc.

Caesars Entertainment, Inc. (NASDAQ: CZR) is the leading casino-entertainment company in the US and one of the world’s most diversified casino-entertainment providers. Since its beginning in Reno, NV, in 1937, Caesars Entertainment, Inc. has grown through development of new resorts, expansions and acquisitions. Caesars Entertainment, Inc.’s resorts operate primarily under the Caesars®, Harrah’s®, Horseshoe®, and Eldorado® brand names. Caesars Entertainment, Inc. offers diversified gaming, entertainment and hospitality amenities, one-of-a-kind destinations and a full suite of mobile and online gaming and sports betting experiences. All tied to its industry-leading Caesars Rewards loyalty program, the company focuses on building value with its guests through a unique combination of impeccable service, operational excellence and technology leadership. Caesars is committed to its employees, suppliers, communities and the environment through its PEOPLE PLANET PLAY framework. Know When To Stop Before You Start.® Gambling Problem? Call 1-800-522-4700. For more information, please visit: www.caesars.com/corporate.

About Fertitta Entertainment, Inc.

Fertitta Entertainment, Inc. is Tilman Fertitta and Paige Fertitta’s holding company for substantially all of their assets, including all of the equity in Fertitta Entertainment, LLC, Golden Nugget, LLC and Landry’s, LLC, hotels, real estate, and other investments, including the NBA’s Houston Rockets. Golden Nugget/Landry’s is a multinational, diversified gaming, restaurant, hospitality, and entertainment company based in Houston, Texas. The Company’s gaming division includes the renowned Golden Nugget Hotel and Casino concept, with locations in Las Vegas, Lake Tahoe, and Laughlin, NV; Atlantic City, NJ; Biloxi, MS; Lake Charles, LA and Cripple Creek, CO. Entertainment and hospitality divisions encompass two Forbes Five-Star rated luxury hotel properties, Montage Laguna Beach Resort Hotel in California and The Post Oak Hotel at Uptown Houston, including multiple four star hotel properties, as well as River Oaks District, a luxury retail and mixed-use complex, including office space and upscale apartments in the center of Houston’s thriving Uptown/River Oaks corridor, entertainment venues such as the Kemah Boardwalk, the Galveston Island Pleasure Pier, the Tower of Americas in San Antonio, the Downtown Aquarium in Houston and the Denver Aquarium. The Company also operates more than 550 outlets, including over 450 full service restaurants around the world, with well-known fine dining concepts such as Mastro’s Restaurants, Del Frisco’s Double Eagle Steakhouse, Catch, Morton’s The Steakhouse and The Palm, upscale casual eateries including Del Frisco’s Grille, McCormick & Schmick’s, Chart House, Landry’s Seafood House, The Oceanaire Seafood Room, and Saltgrass Steak House, plus entertainment dining brands including Bubba Gump Shrimp Co., Rainforest Cafe, T-Rex Café, Yak and Yeti and the Aquarium. It also owns popular New York restaurants such as the Strip House and Bill’s Bar & Burger, as well as a joint venture for its New York City specialty brands, including the nationally famous The Corner Store, Or’esh and The Eighty-Six.

Additional Information and Where to Find It

This press release is being made in respect of the proposed transaction involving Caesars and Fertitta Entertainment. Caesars intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of Caesars’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Caesars and will contain important information about the proposed transaction and related matters. Caesars also plans to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the definitive proxy statement or any other document that Caesars may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain a copy of the definitive proxy statement and other relevant documents filed by Caesars without charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Caesars Entertainment, Inc. by mail at One Caesars Palace Drive, Las Vegas, Nevada 89109, Attention: Investor Relations, by telephone at (800) 318-0047, or by going to the Investors page on Caesars’ corporate website at investor.caesars.com.

Participants in the Solicitation

Caesars and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in respect of the proposed transaction under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Caesars’ stockholders in connection with the proposed transaction will be set forth in Caesars’ definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by Caesars’ stockholders. You may also find additional information regarding the names, affiliations and interests of Caesars’ directors and executive officers in Caesars’ Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 17, 2026, Caesars’ definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 23, 2026, and, to the extent holdings of Caesars’ securities by its directors or executive officers have changed since the amounts set forth in Caesars’ definitive proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction if and when they become available. Investors should read the definitive proxy statement in its entirety when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by the context of the statement and generally arise when Caesars or its management is discussing its beliefs, estimates or expectations, including statements regarding the proposed transaction, the ability of Caesars and Fertitta Entertainment to complete the proposed transaction, the expected timing thereof, the anticipated financing of the proposed transaction, required regulatory approvals, and statements regarding the future prospects of Caesars and its business following the completion of the proposed transaction. These forward-looking statements are based on the current expectations of Caesars and are subject to uncertainty and changes in circumstances. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should,” “will,” “goal,” “may,” “intend” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include: (a) risks related to the combination of Caesars and Fertitta Entertainment and the integration of their respective businesses and assets; (b) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the merger agreement, the failure to obtain required regulatory approvals for the proposed transaction or the failure to satisfy the other conditions to the consummation of the proposed transaction; (c) the risk that the financing required to fund the proposed transaction is not obtained on the terms anticipated or at all; (d) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction, such as the ability of Caesars to maintain relationships with its customers, suppliers and others with whom it does business; (e) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Caesars and/or its directors, executive officers or other related persons; (f) the possibility that the anticipated benefits of the proposed transaction, including cost savings and expected synergies, are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the two companies; (g) conditions imposed on the companies in order to obtain required regulatory approvals; (h) uncertainty in the global economy and credit markets and its potential impact on Fertitta Entertainment’s ability to finance the proposed transaction; (i) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (j) disruption of Caesars’ current plans and operations or diversion of management’s attention from ongoing business operations and opportunities; (k) the ability to retain and hire certain key employees of Caesars; (l) risks associated with increased leverage from the proposed transaction; (m) changes in the value of Caesars’ common stock between the date of the merger agreement and the closing of the proposed transaction or that Caesars’ stock price may decline significantly if the proposed transaction is not consummated; (n) competitive responses to the proposed transaction; (o) legislative, regulatory and economic developments; (p) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; (q) the risk that the merger agreement may be terminated in circumstances requiring Caesars to pay a termination fee; (r) the effect of the announcement of the proposed transaction on Caesars’ operating results and business generally; (s) other factors that could affect Caesars’ business such as, without limitation, changes in national, regional and local economic and market conditions, legislative and regulatory matters, increases in gaming taxes and fees in the jurisdictions in which we operate, litigation, increased competition, reliance on key personnel, our ability to comply with covenants in our debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to our properties), the effects of environmental and structural building conditions, the effects of disruptions to our information technology and other systems and infrastructure and factors affecting the gaming, entertainment and hospitality industries generally; (t) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time or at all and (u) those additional risks and factors discussed in reports filed by Caesars with the SEC from time to time, including those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its most recently filed report on Form 10-K for the year ended December 31, 2025, as updated by Caesars’ subsequent periodic reports filed with the SEC, including Caesars’ report on Form 10-Q for the quarterly period ended March 31, 2026. Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release. These factors are difficult to anticipate and are generally beyond the control of Caesars. Caesars does not undertake any obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law.

Contacts:

Caesars:

Investor Relations: Brian Agnew, bagnew@caesars.com; Charise Crumbley,

ccrumbley@caesars.com, 800-318-0047

Media Relations: Kate Whiteley, kwhiteley@caesars.com

Fertitta Entertainment:

Rick Liem, rliem@ldry.com; Dancie Ware, dancie@dpwpr.com

Source: Caesars Entertainment, Inc.